FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                   of the Securities and Exchange Act of 1934


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                              Dated: August 1, 1996




                            Employee Solutions, Inc.
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             (Exact name of registrant as specified in its charter)



     Arizona                              0-22600                86-0676898
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)



           2929 East Camelback Road, Suite 220, Phoenix, Arizona 85016
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (602) 955-5556
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective August 1, 1996, Employee Solutions, Inc. ("ESI") acquired substantially all the assets of Cleveland-based Leaseway Personnel Corporation and Leaseway Administrative Personnel (collectively, "Leaseway") for approximately $24 million cash consideration pursuant to an asset purchase agreement signed July 5, 1996 and amended effective August 1, 1996. The purchase price was determined via arms-length negotiations beween the parties. ESI acquired Leaseway through Logistics Personnel Corp., its wholly owned subsidiary. Also effective August 1, 1996, ESI secured a three-year, $35 million revolving credit facility from Bank One, Arizona, NA. The credit facility, which is secured by substantially all of the assets of ESI and its subsidiaries, may be used by ESI for acquisitions, working capital and general corporate purposes. ESI financed the acquisition of Leaseway by obtaining an advance under the revolving credit facility.

         Leaseway currently leases approximately 2,000 permanent employees and 300 temporary employees to its client base consisting primarily of private carriage fleets, select common carriers, and contract carriers. Leaseway provides permanent and temporary truck drivers, as well as non-driver employees, including warehouse workers, mechanics, dispatchers, and administrative personnel. Leaseway currently serves approximately 180 clients in 41 states.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         See Exhibit Index attached hereto.

         At the time of filing this report on Form 8-K, it is impracticable to provide all of the financial statements and pro forma financial information required by Item 7 of Form 8-K. The required financial statements and pro forma financial information which are not included herein or incorporated by reference will be filed as soon as practicable, but no later than 60 days after this report on Form 8-K is filed.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     EMPLOYEE SOLUTIONS, INC.


                                                     By: /s/ Marvin D. Brody
                                                        ------------------------
                                                        Marvin D. Brody,
                                                        Chief Executive Officer

Date: August 13, 1996
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                                  EXHIBIT INDEX


  Exhibit No.            Description of Exhibit       Sequentially Paginated No.
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2.1                    Asset Purchase Agreement dated
                       July 5, 1996 by and among
                       Leaseway Transportation Corp.,
                       Leaseway Personnel Corp.,
                       Leaseway Administrative
                       Personnel, Inc. and Employee
                       Solutions, Inc.

2.2                    First Amendment to Asset
                       Purchase Agreement dated
                       August 1, 1996 by and among
                       Leaseway Transportation Corp.,
                       Leaseway Personnel Corp.,
                       Leaseway Administrative
                       Personnel, Inc., Employee
                       Solutions, Inc. and Logistics
                       Personnel Corp.

10.1                   Loan Agreement dated August 1,
                       1996 by and between Employee
                       Solutions, Inc. and Bank One
                       Arizona, NA

10.2                   Secured Promissory Note dated
                       August 1, 1996 payable by
                       Employee Solutions, Inc. to
                       Bank One Arizona, NA

10.3                   Security Agreement dated
                       August 1, 1996 between Bank
                       One Arizona, Inc. and Employee
                       Solutions, Inc. and certain of its
                       subsidiaries
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